Exhibit 10.2
Execution Version
AMENDMENT NO. 3
Dated as of November 12, 2025
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of October 20, 2022
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,
MIZUHO BANK, LTD.
as successor Syndication Agent
and
PNC BANK, NATIONAL ASSOCIATION,
ROYAL BANK OF CANADA,
TRUIST BANK,
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agents
_________________________
J.P. MORGAN CHASE BANK, N.A.,
MIZUHO BANK, LTD.,
PNC CAPITAL MARKETS LLC,
RBC CAPITAL MARKETS,
TRUIST SECURITIES, INC.
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 3
AMENDMENT NO. 3 dated as of November 12, 2025 (this "Amendment") to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022, as amended by Amendment No. 1 dated as of November 20, 2023 and Amendment No. 2 dated as of December 5, 2024, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank, MIZUHO BANK (USA), as Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, TRUIST BANK and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents (the "Existing Credit Agreement" and, as amended by this Amendment, the "Amended Credit Agreement").
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment (each, an "Existing Bank"), enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 28, 2029 (the "Extended Commitment Termination Date”), (ii) certain Existing Banks will agree to provide additional revolving credit commitments having as a termination date the Extended Commitment Termination Date (the "Extended Commitment Increase") and (iii) certain other provisions of the Existing Credit Agreement will be amended;
WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an "Extending Bank") has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the "Extended Commitments”);
WHEREAS, on the Third Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;
WHEREAS, each financial institution identified on the signature pages hereto as a “New Bank” (each, a "New Bank") has agreed severally, on the terms and conditions set forth herein, to provide a portion of the Extended Commitment Increase equal to the amount set forth on Schedule 1 hereto opposite such New Bank’s name under the heading “Extended Commitments” and to become a “Bank” for all purposes under the Amended Credit Agreement; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the Third Amendment Effective Date, refer to the Amended Credit Agreement.
Section 2. Amended Terms and Third Amendment Effective Date Transactions.
(a)    Each of the parties hereto agrees that, effective on the Third Amendment Effective Date, the Existing Credit Agreement (including certain Schedules and Exhibits thereto) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A, and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.
(b)    On the Third Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement in the amounts set forth on Schedule 1 hereto, so that the aggregate Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.
(c)    On the Third Amendment Effective Date, each New Bank agrees to be bound by all of the terms and conditions applicable to a Bank under the Amended Credit Agreement and accedes to all of the rights and obligations of a Bank as if it had been an original party thereto.
Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:
(a)    the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);
(b)    no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the Third Amendment Effective Date; and
(c)    the execution and delivery of this Amendment and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated under the Amended Credit Agreement and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.
Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf’ or “tif’) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Administrative Agent or any Bank reasonably requests a manually executed counterpart, the Company shall deliver such manually executed counterpart.
Section 7. Effectiveness. Third Amendment Effective Date on which the Administrative Agent shall have received the following documents or other items, each dated the Third Amendment Effective Date unless otherwise indicated, and satisfaction of the conditions precedent set forth in (h) below:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, (ii) each Non-Extending Bank, and (iii) the Required Banks under the Existing Credit Agreement;

(b)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit C to the Amended Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations;
(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Chief Accounting Officer, an Assistant Secretary-Treasurer, or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the Third Amendment Effective Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;
(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;
(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees, including all such fees that are owed to each Non-Extending Bank required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Third Amendment Effective Date;
(f)    receipt by the Administrative Agent and the Banks of a Beneficial Ownership Certification on the Third Amendment Effective Date and all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56) and the FinCEN beneficial ownership regulations under the Beneficial Ownership Regulation;
(g)    receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent;
(h)    receipt by a requesting Bank of a new promissory Note, as applicable; and
(i)    no Default or Event of Default has occurred and is continuing, or would result from the extension of the Extended Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in the Amended Credit Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension).

5

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Third Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
NATIONAL RURAL UTILITIES
COOPERATION FINANCE CORPORATION
By: /s/ Yu Ling Wang
Name:    Yu Ling Wang
Title:    Senior Vice President and
Chief Financial Officer

    Signature Page to Amendment No. 3 — 2029 Facility

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, Initial Issuing Bank and
Extending Bank
By: /s/ Khawaja Tariq
Name:    Khawaja Tariq
Title:    Vice President

    Signature Page to Amendment No. 3 — 2029 Facility

MIZUHO BANK, LTD., as Syndication Agent and Extending Bank
By: /s/ Tracy Rahn
Name:    Tracy Rahn
Title:    Managing Director

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
PNC BANK, NATIONAL ASSOCIATION
By: /s/ Joseph McElhinny
Name: Joseph McElhinny
Title: Senior Vice President

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
ROYAL BANK OF CANADA
By: /s/ Benjamin Lennon
Name: Benjamin Lennon
Title: Authorized Signatory

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
TRUIST BANK
By: /s/ Justin Lien
Name: Justin Lien
Title: Director

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
U.S. BANK NATIONAL ASSOCIATION
By: /s/ Eugene Butera
Name: Eugene Butera
Title: Vice President

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
Key Bank National Association
By: /s/ E. Clare Morter
Name: E. Clare Morter
Title: Senior Vice President

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
□    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
☒    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
BMO Bank N.A.
By: /s/ Michael Cummings
Name: Michael Cummings
Title: Managing Director

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
MUFG Bank, Ltd.
By: /s/ Michael Agrimis
Name: Michael Agrimis
Title: Managing Director

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
□    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
☒    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
The Korea Development Bank, New York Branch
By: /s/ Tae Jeong Yun
Name: Tae Jeong Yun
Title: General Manager

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
THE HUNTINGTON NATIONAL BANK
By: /s/ Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: Senior Vice President

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
M&T Bank
By: /s/ Stephen Hoffman
Name: Stephen Hoffman
Title: Managing Director

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
REGIONS BANK
By: /s/ Tom P. Bohrer
Name: Tom P. Bohrer
Title: Senior Credit Officer

    Signature Page to Amendment No. 3 — 2029 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2023 AND AMENDMENT NO. 2 DATED AS OF DECEMBER 5, 2024 TO THE EXISTING CREDIT AGREEMENT, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”). Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
□    The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in the aggregate principal amount set forth on Schedule 1 hereto.
First National Bank of Pennsylvania
By: /s/ David M. Diez
Name: David M. Diez
Title: Managing Director

    Signature Page to Amendment No. 3 — 2029 Facility

SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
Mizuho Bank, Ltd.	$150,000,000.00
PNC Bank, National Association	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
Truist Bank	$150,000,000.00
U.S. Bank National Association	$150,000,000.00
KeyBank National Association	$180,000,000.00
BMO Bank N.A.*	$150,000,000.00
MUFG Bank, Ltd.	$150,000,000.00
The Korea Development Bank, New York Branch*	$100,000,000.00
The Huntington National Bank	$75,000,000.00
M&T Bank	$75,000,000.00
Regions Bank	$75,000,000.00
First National Bank of Pennsylvania	$50,000,000.00
Total	$1,755,000,000.00
*New Bank

EXHIBIT A

Execution Version

~~NOT A LEGAL DOCUMENT~~

~~COMPOSITE COPY REFLECTING~~
AMENDMENT NO. ~~2~~3
DATED AS OF ~~DECEMBER 5, 2024~~NOVEMBER 12, 2025

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

dated as of October 20, 2022 among
NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION,
THE BANKS LISTED HEREIN, JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,

MIZUHO BANK, LTD.,
as successor Syndication Agent, and
PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA
TRUIST BANK
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agents
____________________________________________

J.P. MORGAN CHASE BANK, N.A. MIZUHO BANK, LTD.
PNC CAPITAL MARKETS LLC RBC CAPITAL MARKETS TRUIST SECURITIES, INC.
and
U.S. BANK NATIONAL ASSOCIATION

as Co-Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
PAGE
Page
Article 1 Definitions
Section 1.01.    Definitions    1
Section 1 02.    Accounting Terms and Determinations    ~~31~~32
Section 1.03.    Types of Borrowings    32
Section 1.04.    Letter of Credit    32
Section 1.05.    Divisions    33
Section 1.06.    Interest Rates; Benchmark Notification    33
Article 2 The Credits
Section 2 01.    Commitments to Lend and Issue Letters of Credit ~~33~~34
Section 2.02.    Notice of Committed Borrowings    36
Section 2 03.    Competitive Bid Procedure    ~~36~~37
Section 2.04.    Notice to Banks; Funding of Loans    39
Section 2.05.    Notes    40
Section 2.06.    Maturity of Loans    41
Section 2.07.    Interest Rates    41
Section 2.08.    Method of Electing Interest Rates    45
Section 2 09.    Fees    ~~46~~47
Section 2.10.    Optional Termination or Reduction of Commitments    48
Section 2.11.    Mandatory Termination of Commitments    48
Section 2.12.    Optional Prepayments    48
Section 2 13.    General Provisions as to Payments    ~~48~~49
Section 2.14.    Funding Losses    49
Section 2.15.    Computation of Interest and Fees    50
Section 2.16.    Taxes    50
Section 2.17.    Increase of Commitments    54
Section 2 18.    Replacement of Banks    ~~55~~56
Section 2.19.    Defaulting Banks    57
Section 2.20.    Issuance of Letters of Credit; Drawings and Reimbursements; Auto-Extension Letters of Credit;
Funding of Participations    60
~~Section 2 21.    2026 Conversions    68~~
Section ~~2.22~~2 21.    Extension of Commitment Termination Date    ~~68~~69
Section ~~2.23~~2.22.    Swingline Loans    71

i

Article 3 Conditions
Section 3.01.    Effectiveness    ~~72~~73
Section 3.02.    [Reserved]    74
Section 3.03.    Borrowings and L/C Credit Extensions    74
Article 4 Representations and Warranties
Section 4.01.    Corporate Existence, Power and Authority    75
Section 4.02.    Financial Statements    76
Section 4.03.    Litigation    77
Section 4.04.    Governmental Authorizations    77
Section 4.05.    Members’ Subordinated Certificates    77
Section 4 06.    No Violation of Agreements    ~~77~~78
Section 4.07.    No Event of Default under the Indentures    78
Section 4.08.    Compliance with ERISA    78
Section 4 09.    Compliance with Other Laws    ~~78~~79
Section 4.10.    Tax Status    79
Section 4.11.    Investment Company Act    79
Section 4.12.    Disclosure    79
Section 4.13.    Subsidiaries    79
Section 4.14.    Environmental Matters    79
Section 4.15.    Anti-Corruption Laws and Sanctions    80
Section 4.16.    FinCEN Beneficial Ownership Certification    80
Article 5 Covenants
Section 5 01.    Corporate Existence    ~~80~~81
Section 5.02.    Disposition of Assets, Merger, Character of Business, etc    81
Section 5.03.    Financial Information    81
Section 5 04.    Default Certificates    ~~82~~83
Section 5.05.    Notice of Litigation and Defaults    83
Section 5 06.    ERISA        ~~83~~84
Section 5 07.    Payment of Charges    ~~83~~84
Section 5.08.    Inspection of Books and Assets    84
Section 5.09.    Indebtedness    84
Section 5.10.    Liens    85
Section 5.11.    Maintenance of Insurance    86
Section 5.12.    Subsidiaries and Joint Ventures    86
Section 5.13.    Minimum TIER    87
Section 5.14.    Retirement of Patronage Capital    87
Section 5 15.    Use of Proceeds    ~~87~~88
Section 5.16.    Compliance with Laws    88

Article 6 Defaults
Section 6.01.    Events of Default    88
Section 6 02.    Actions In Respect Of Letters Of Credit Upon Default    ~~90~~91
Section 6.03.    Notice of Default    91
Article 7
The Administrative Agent
Section 7.01.    Appointment and Authorization    91
Section 7 02.    Administrative Agent and Affiliates    ~~91~~92
Section 7 03.    Action by Administrative Agen    t~~91~~92
Section 7 04.    Consultation with Experts    ~~91~~92
Section 7 05.    Liability of Administrative Agent    ~~91~~92
Section 7.06.    Indemnification    92
Section 7 07.    Credit Decision    ~~92~~93
Section 7 08.    Successor Administrative Agent    ~~93~~94
Section 7.09.    Co-Documentation Agents, Syndication Agent and
Co-Lead Arrangers Not Liable    ~~93~~94
Section 7 10.    Calculations    ~~93~~95
Section 7 11.    Erroneous Payments    ~~93~~95
Article 8 Change in Circumstances
Section 8 01.    [Reserved]    ~~95~~97
Section 8 02.    Illegality        ~~95~~97
Section 8 03.    Increased Cost and Reduced Return    ~~96~~97
Section 8.04.    Base Rate Loans Substituted for Affected Term Benchmark Loans    ~~98~~100
Article 9 Miscellaneous
Section 9 01.    Notices    ~~99~~100
Section 9 02.    No Waivers    ~~100~~102
Section 9 03.    Expenses; Documentary Taxes; Indemnification    ~~101~~102
Section 9.04.    Sharing of Set-off    ~~101~~102
Section 9 05.     Amendments and Waivers    ~~102~~103
Section 9 06.    Successors and Assigns    ~~103~~104
Section 9 07.    Collateral    ~~105~~106
Section 9 08.    Governing Law    ~~105~~107
Section 9 09.    Counterparts; Integration    ~~106~~107
Section 9 10.    Several Obligations    ~~107~~108
Section 9 11.    Severability    ~~107~~109

Section 9.12. Confidentiality    ~~107~~109
Section 9.13. Waiver of Jury Trial    ~~107~~109
Section 9.14. USA Patriot Act    ~~108~~110
Section 9.15. [Reserved]    ~~108~~110
Section 9.16. Acknowledgement and Consent to Bail-In of Affected
Financial Institutions    ~~108~~110
Section 9.17. Borrower Communications    110

“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank Trust Company, National Association, as successor trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2023 Amendment” means Amendment No. 1 to this Agreement dated as of November 20, 2023 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2024 Amendment” means Amendment No. 2 to this Agreement dated as of December 5, 2024 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2025 Amendment” means Amendment No. 3 to this Agreement dated as of November 12, 2025 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“~~2024~~2025 Fee Letters” means those certain Fee Letters dated October ~~24~~13, ~~2024~~2025 among the Borrower, the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers.
“~~2026~~2029 Bank” means at any time, any Bank that has a ~~2026~~2029 Commitment or ~~2026~~2029 Credit Exposure at such time.
~~“2026 Commitment” means (i) with respect to each 2026 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a 2026 Commitment, the amount of the transferor 2026 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.~~
~~“2026 Commitment Termination Date” means November 28, 2026 or,  if such day is not a Domestic Business Day, the next preceding Domestic  Business Day.~~
~~“2026 Conversion” has the meaning set forth in Section 2.21.~~
~~“2026 Conversion Offer” has the meaning set forth in Section 2.21.~~
~~“2026 Credit Exposure” means with respect to any 2026 Bank at any  time, such Bank’s Pro Rata Share of each of (i) the aggregate principal  amount of the 2026 Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such 2026 Bank’s participation in L/C Obligations are deemed to be “held” by such 2026 Bank for purposes of this definition).~~
2

~~“2026 Facility” means at any time, the aggregate amount of the 2026 Commitments at such time and the 2026 Credit Exposure in respect thereof.~~
~~“2026 Loan” means a Loan made by a 2026 Bank.~~
~~“2028 Bank” means at any time, any Bank that has a 2028  Commitment or 2028 Credit Exposure at such time.~~
“~~2028~~2029 Commitment” means (i) with respect to each ~~2028~~2029 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a ~~2028~~2029 Commitment, the amount of the transferor ~~2028~~2029 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“~~2028~~2029 Commitment Termination Date” means November 28, ~~2028~~2029 or, if such day is not a Domestic Business Day, the next preceding Domestic Business Day, or if the Borrower has extended the Commitment Termination Date pursuant to Section ~~2.22~~2.21(a), the Extended Commitment Termination Date.
“~~2028~~2029 Credit Exposure” means with respect to any ~~2028~~2029 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the ~~2028~~2029 Loans (including Swingline Loans) outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such ~~2028~~2029 Bank’s participation in L/C Obligations are deemed to be “held” by such ~~2028~~2029 Bank for purposes of this definition).
“~~2028~~2029 Facility” means at any time, the aggregate amount of the ~~2028~~2029 Commitments at such time and the ~~2028~~2029 Credit Exposure in respect thereof.
“~~2028~~2029 Loan” means a Loan made by a ~~2028~~2029 Bank.
“Additional Commitment Bank” has the meaning set forth in ~~Section  2.22(d)~~Section 2.21(d).
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to ~~(a)~~ the Daily Simple SOFR, ~~plus (b) .10%;~~ provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to ~~(a)~~ the Term SOFR Rate for such Interest Period~~, plus (b) .10%~~; provided that if the Adjusted Term SOFR Rate as so determined would be
3

“Anniversary Date” has the meaning set forth in ~~Section 2.22(g)~~Section 2.21(g).
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering.
“Applicable Law” means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, judgments, writs determinations or awards having the force or effect of binding such Person at law and issued by any Governmental Authority, applicable to such Person, including all Environmental Laws.
“Applicable Lending Office” means, with respect to any Bank, in the case of its Base Rate Loans or Term Benchmark Rate Loans, its Domestic Lending Office.
“ASC 815” means Accounting Standards Codification No. 815 Derivatives and Hedging, as amended from time to time (or any successor provision thereto).
“ASC 830” means Accounting Standards Codification No. 830 Foreign Currency Matters, as amended from time to time (or any successor provision thereto).
“Assignee” has the meaning set forth in Section 9.06(c).
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.20(a)(iii).
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date, and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (g) of Section 2.07.
“Back-Up Letter of Credit” has the meaning set forth in Section 2.01(b).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (i) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European

Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (ii) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank” means any ~~2026 Bank or any 2028~~2029 Bank, or any Assignee thereof and any subsequent Assignee of such Assignee which becomes a Bank pursuant to Section 9.06(c).
“Bank Extension Notice Date” has the meaning set forth in ~~Section  2.22(b)~~Section 2.21(b).
“Bank Parties” mean the Banks, the Swingline Lender and the Issuing Banks.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate Loan” means a Committed Loan or a Swingline Loan that bears interest at the Alternative Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election, Section 2.07, the last sentence of Section 2.08(a) or Article 8.
“Base Rate Margin” means a rate per annum determined in accordance with the Pricing Schedule hereto in respect of the ~~2026 Facility or the 2028~~2029 Facility.
“Benchmark” means, initially, the Adjusted Term SOFR Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Adjusted Term SOFR Rate, or the

“Commitment” means ~~(i)~~ with respect to ~~each 2026~~any 2029 Bank, such Bank’s ~~2026 Commitment and (ii) with respect to each 2028 Bank, such  Bank’s 2028~~2029 Commitment.
“Commitment Schedule” means the commitment schedule attached hereto under the heading, Commitment Schedule.
“Commitment Termination Date” means ~~(i) with respect to 2026  Loans or 2026 Commitments, the 2026 Commitment Termination Date and (ii) with respect to 2028 Loans or 2028 Commitments, the 2028~~the 2029 Commitment Termination Date.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.
“Competitive Bid” means an offer by a Bank to make a Competitive Loan in accordance with Section 2.03.
“Competitive Bid Rate” means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Bank making such Competitive Bid.
“Competitive Bid Request” means a request by the Borrower for Competitive Bids in accordance with Section 2.03.
“Competitive Loan” means a Loan made pursuant to Section 2.03.
“Confidential Information” has the meaning set forth in Section 9.12.
“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Documentation” has the meaning set forth in Section 9.15.

“Credit Exposure” means ~~(i)~~ with respect to ~~each 2026~~any 2029 Bank, such Bank’s ~~2026 Credit Exposure and (ii) with respect to each 2028 Bank,  such Bank’s 2028~~2029 Credit Exposure.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.
“Default” means any occurrence or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.
“Defaulting Bank” means any Bank that (a) has failed, within two Domestic Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent, the Swingline Lender or any other Bank Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and the Borrower, in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent, the Swingline Lender or any other Bank Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Domestic Business Days after request by the Administrative Agent (the Administrative Agent hereby agreeing to make any such written request upon a request from the Borrower) or any Bank Party, acting in good faith, to provide a certification in writing from an authorized officer of such Bank (with a copy of such certification to be provided to the Borrower) that it will comply with its obligations to fund prospective Loans, Swingline Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon such Bank Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a

from any law in effect on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.16(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
“Existing Commitment Termination Date” has the meaning set forth in ~~Section 2.22(a)~~Section 2.21(a).
“Existing Credit Agreement” has the meaning set forth in the first WHEREAS clause above.
“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.
“Extended Commitment Termination Date” means the date that is one (1) year after the Commitment Termination Date following an extension of the Commitment Termination Date pursuant to Section ~~2.22~~2.21(a).
“Extension Date” has the meaning set forth in ~~Section 2.22(d)~~Section 2.21(d).
“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule in respect of the ~~2026~~2029 Facility ~~or the 2028  Facility, as applicable~~.
“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.
“Farmer Mac Master Note Purchase Agreement” means that certain Amended and Restated Master Note Purchase Agreement, dated as of March 24, 2011, as amended by the First Supplemental Note Purchase Agreement dated as of March 24, 2011, the Amended and Restated First Supplemental Note Purchase Agreement dated as of January 8, 2015, the Second Amended and Restated First Supplemental Note Purchase Agreement dated as of February 26, 2018, the Third Amended and Restated First Supplemental Note Purchase Agreement dated as of May 20, 2021, ~~and~~ the Fourth Amended and Restated First ~~Supplemented~~Supplemental Note Purchase Agreement dated as of June 15, 2022 and the Fifth Amended and Restated First Supplemental Note Purchase Agreement dated as of January 14, 2025, among Farmer Mac Mortgage Securities Corporation, a wholly owned subsidiary of Farmer Mac, Farmer Mac and the Borrower.

interests in) any equity securities of Farmer Mac shall not be deemed a Joint Venture.
“L/C Advance” means, with respect to each Bank, such Bank’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.
“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit to be issued hereunder by any Issuing Bank in the form from time to time in use by such Issuing Bank.
“Letter of Credit Expiration Date” means the day that is five Domestic Business Days prior to the Commitment Termination Date.
“Letter of Credit Fee” has the meaning specified in Section 2.09(c).
“Letter of Credit Sublimit” means $150,000,000. The Letter of Credit Sublimit is part of , and not in addition to, the aggregate Commitments.
“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b) and any Existing Letters of Credit.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.
“Lien Exception Amount” means $18,000,000,000.
“Loan” means a Base Rate Loan, a Term Benchmark Loan or a Competitive Loan, made by any Bank pursuant to the terms of the ~~2026~~2029

Facility, ~~or the 2028 Facility, as applicable,~~ and a Swingline Loan made by the Swingline Lender pursuant to the terms of the ~~2028~~2029 Facility and “Loans” means Base Rate Loans, Term Benchmark Loans or Competitive Loans or any combination of the foregoing in each case made hereunder by a Bank under the ~~2026 Facility or the 2028~~2029 Facility, ~~as applicable,~~ and a Swingline Loan made under the ~~2028~~2029 Facility by the Swingline Lender.
“Margin” means, with respect to any Term SOFR Competitive Loan, the marginal rate of interest, if any, to be added to or subtracted from the Adjusted Term SOFR to determine the rate of interest applicable to such Loan, as specified by the Bank making such Loan in its related Competitive Bid.
“Maturity Date” means with respect to any Loan, the Commitment Termination Date.
“Member” means any Person which is a member or a patron of the Borrower.
“Members’ Subordinated Certificate” means a note of the Borrower or its Consolidated Entities substantially in the form of the membership subordinated subscription certificates and the loan and guarantee subordinated certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower or its Consolidated Entities having substantially similar provisions as to subordination as those contained in said outstanding membership subordinated subscription certificates and loan and guarantee subordinated certificates.
“Moody’s” means Moody’s Investors Service, Inc., and its successors.
“Multiple Employer Plan” means a single employer plan, as defined in Section 4001 of ERISA and subject to Title IV of ERISA, which has two or more contributing sponsors, one of whom is the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group, at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.
“Net Income” means, for any period, the line item “net income” on the consolidated statement of operations of the Borrower and its Consolidated Entities, as it appears in the financial statements for such period delivered to the Banks pursuant to Section 5.03(b), and each calculated in accordance with U.S. GAAP as in effect from time to time; provided that non-cash adjustments (whether positive or negative) required to be made pursuant to ASC 815 and ASC 830 on each such line item shall be excluded from the calculation thereof to the extent otherwise included therein.
“Non-Extending Bank” has the meaning set forth in ~~Section  2.22(b)~~Section 2.21(b).

respect to which the 30 day notice requirement has not been waived by the PBGC).
“Required Banks” means, subject to Section 2.19, at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans (including Competitive Loans) and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, the Chief Accounting Officer, an Assistant Secretary-Treasurer, ~~the Controller,~~ the Vice President, Capital Markets Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.
“Revolving Credit Period” means the period from and including the Effective Date to but excluding ~~(x) in the case of any 2026 Commitments, the  2026 Commitment Termination Date and (y) in the case of any 2028  Commitments, the 2028~~the 2029 Commitment Termination Date.
“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).
“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.
“RUS Guaranteed Loan” means any loan made by any Person, which loan is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B-1 or Exhibit B-2 hereto; and “Guaranteed Portion” of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS.
“S&P” means S&P Global Ratings, a business unit of Standard & Poors Financial Services LLC, or any successor thereto.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or any other U.S. Governmental Authority, as may be amended, supplemented or substituted from time to time, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.
“Second Amendment Effective Date” means the Second Amendment Effective Date as defined in the 2024 Amendment.
“Securities and Exchange Commission” means the Securities and Exchange Commission or any other U.S. federal governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.
“Special Purpose Subsidiary” has the meaning set forth in Section 5.12.
“Specified Date” has the meaning set forth in ~~Section 2.22(c)~~Section 2.21(c).
“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of

Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.
“Start-up Investments” has the meaning set forth in Section 5.12.
“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other Person in which such Person directly or indirectly through Subsidiaries has more than a 50% voting and equity interest; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary.
“Superior Indebtedness” means all Indebtedness of the Borrower and its Consolidated Entities (other than Members’ Subordinated Certificates and Qualified Subordinated Indebtedness), but excluding (i) Indebtedness of the Borrower or any of its Consolidated Entities to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans and (ii) any indebtedness of any Member Guaranteed by the Borrower or any of its Consolidated Entities (“Guaranteed Indebtedness”), to the extent that either (x) the long-term unsecured debt of such Member is rated at least BBB+ by S&P, Baal by Moody’s or BBB+ by Fitch, (y) the long-term secured debt of such Member is rated at least A- by S&P, A3 by Moody’s or A- by Fitch or (z) the payment of principal and interest by the Borrower or any of its Consolidated Entities in respect of such Guaranteed Indebtedness is covered by insurance or reinsurance provided by an insurer having an insurance financial strength rating of AAA by S&P, a financial strength rating of Aaa by Moody’s or a financial strength rating of AAA by Fitch.
“Swingline Borrowing” means a borrowing of a Swingline Loan.
“Swingline Borrowing Request” means a request by the Borrower for a Swingline Loan in accordance with Section ~~2.23~~2.22.
“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder, or such other Bank as the Borrower may from time to time select as the Swingline Lender hereunder pursuant to Section ~~2.23~~2.22; provided that such Bank has agreed to be a Swingline Lender.
“Swingline Loan” means a loan made by a Swingline Lender under the ~~2028~~2029 Facility to the Borrower pursuant to Section ~~2.23~~2.22.
“Swingline Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the total amount of the Swingline Lender’s Commitment

Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.
“Third Amendment Effective Date” means the Third Amendment Effective Date as defined in the 2025 Amendment.
“TIER” means, for any period, the ratio of (x) Net Income plus Interest Expense plus Derivative Cash Settlements to (y) Interest Expense plus Derivative Cash Settlements, in each case for such period.
“Trade Letter of Credit” means any Existing Letter of Credit issued under the Existing Credit Agreement or any Letter of Credit issued under this Agreement, in each case, for the benefit of a supplier of goods or services to effect payment for such goods or services, the conditions to drawing under which include the presentation to an Issuing Bank.
“Type” refers to whether a Loan is a Base Rate Loan or a Term Benchmark Loan or, in the case of a Competitive Loan or Borrowing, a Fixed Rate Loan or a Term Benchmark Loan.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unreimbursed Amount” has the meaning specified in Section 2.20(b)(i).
“U.S. GAAP” means the generally accepted accounting principles as promulgated, from time to time, by the Financial Accounting Standards Board.

such change becomes effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
Section 1.03. Types of Borrowings. The term “Borrowing” denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a “Term Benchmark Borrowing” is a Borrowing comprised of Term Benchmark Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a
“Revolving Borrowing’ is a Borrowing under Section 2.01(a) in which all Banks participate in proportion to their Commitments and a “Swingline Borrowing” is a Borrowing under Section ~~2.23~~2.22. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03. Each Swingline Loan shall be made in accordance with the procedures set forth in Section ~~2.23~~2.22. All Loans and all Borrowings, including with respect to their respective Interest Periods, under the Existing Credit Agreement, if any, are listed on the Existing Commitment Schedule, that are outstanding on the Amendment Effective Date shall become Loans and Borrowings with the same Interest Period under this Agreement.
Section 1.04. Letter of Credit. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the stated face amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed the maximum stated amount of such Letter of Credit after giving effect to all increases or decreases, as applicable, thereof, whether or not such maximum face amount is in effect at such time. All Existing Letters of Credit issued and outstanding on the Amendment Effective Date shall be deemed to be Letters of Credit under this Agreement and from and after the Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.
Section 1.05. Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
Section 1.06. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Each Competitive Borrowing shall be comprised entirely of Term

Benchmark Loans or Fixed Rate Loans as the Borrower may request in accordance herewith. Upon the occurrence of a Benchmark Transition Event, Section 2.07 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Bank or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
ARTICLE 2
THE CREDITS
Section 2.01. Commitments to Lend and Issue Letters of Credit. (a) Revolving Loans. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the sum of (x) the aggregate principal amount of Revolving Loans by such Bank at any one time outstanding plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.03(d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. All Loans will be made by all Banks ~~(pro rata between the 2026 Banks and 2028  Banks)~~ in accordance with their Pro Rata Share of the Aggregate Commitments until the ~~2026 Commitment Termination Date, thereafter, all Loans will be made by the 2028 Banks in accordance with their Pro Rata Share until the 2028~~2029 Commitment Termination Date, and in each case subject to the limitations set forth in Section 3.03(d) and subject to Section 2.03, each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03.
(b)    Letters of Credit. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the other Banks set forth in Section 2.20, (A) from time to time on any Domestic Business Day during the period from the Amendment Effective Date until the Letter of Credit Expiration Date, to make L/C Credit Extensions either (i) for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities or (ii) in support of a letter of credit issued ~~by~~for the Borrower as a back-up confirmation or backup credit support of such letter of credit (“Back-Up Letter of Credit”), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.20(a)(i) and (ii), and (B) to honor drawings under the Letters of Credit issued by it; and (ii) the Banks severally agree to participate in Letters of Credit issued for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities and any L/C Borrowings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (1) the sum of (x) the aggregate principal amount of Revolving Loans of any Bank, plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed such Bank’s Commitment, (2) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit and (3) the Outstanding Amount of all L/C Obligations of each Initial Issuing Bank shall not exceed the Initial Issuing Bank Sublimit of such Initial Issuing Bank unless otherwise agreed by such Initial Issuing Bank. Each request by the Borrower for the issuance of, or an amendment to increase the amount of, any Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the condition set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(c)    Letters of Credit Generally. (i) No Issuing Bank shall issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Banks have approved such expiry date; provided that in no event shall the expiry date of any requested Letter of Credit occur on or after the Domestic Business Day immediately preceding the Commitment Termination Date. An Issuing Bank shall be under no obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate such Issuing Bank’s internal policies.

(ii)    No Issuing Bank shall be under any obligation to make any L/C Credit Extension if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law, but if not having the force of law, being a request or directive which is generally complied with by comparable financial institutions) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the ~~Second~~Third Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the ~~Second~~Third Amendment Effective Date and which such Issuing Bank in good faith reasonably deems material to it; provided, however, that in the event a Bank Party participating in the Letters of Credit is not affected by any such restriction, requirement or imposition, and is able to issue such Letter of Credit and expressly agrees in its sole discretion to issue such Letter of Credit, such Bank Party, subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, shall issue such Letter of Credit and shall be deemed the Issuing Bank with regard to such Letter of Credit for all purposes of this Agreement;
(B)    the making of such L/C Credit Extension would violate any Applicable Laws;
(C)    except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial face amount less than $25,000;
(D)    such L/C Credit Extension is to be denominated in a currency other than Dollars;
(E)    such L/C Credit Extension contains any provisions for automatic reinstatement of the stated amount after any L/C Borrowing thereunder; or
(F)    a default of any Bank’s obligations to fund under Section 2.20 exists, or any Bank is then a Defaulting Bank, unless,

(ii)    the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of Section 2.08(a);
(iii)    if the Loans comprising such Group are to be converted to Term Benchmark Loans, the duration of the next succeeding Interest Period applicable thereto; and
(iv)    if such Loans are to be continued as Term Benchmark Loans for an additional Interest Period, the duration of such additional Interest Period.
Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.
(c)    Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to Section 2.08(a), the Administrative Agent shall notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.
(d)    The Borrower shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, Term Benchmark Loans if (i) the aggregate principal amount of any Group of Term Benchmark Loans created or continued as a result of such election would be less than $10,000,000 or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent.
(e)    If any Committed Loan is converted to a different Type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.
Section 2.09. Fees. (a)Facility Fee. Subject to Section 2.19(a)(i), the Borrower shall pay to the Administrative Agent for the account of each Bank facility fees accruing at the Facility Fee Rate under the ~~2026 Facility or the 2028~~2029 Facility on the daily average amount of such Bank’s Commitment (whether used or unused), for the period from and including the Amendment Effective Date to but excluding the date such Bank’s Commitment is terminated; provided that, if such Bank continues to have any Committed Loans outstanding after its Commitment terminates, then such facility fee shall continue to accrue on the daily outstanding principal amount of such Bank’s Committed Loans from and including the date on which its Commitment terminates to but excluding the date on which such Bank ceases to have any Committed Loans outstanding. Accrued facility fees shall be payable on each January 15, April 15, July 15, and October 15 and on the date the Commitment of such Bank is terminated (and, if later, on the date the Loans of such Bank shall be repaid in their entirety); provided that any facility fees accruing after the first anniversary of the Commitment Termination Date shall be payable on demand.

time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(e)    Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the ~~Second~~Third Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the ~~2024~~2025 Fee Letters.
Section 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate all Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.
Section 2.11. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.
Section 2.12. Optional Prepayments. (a) Subject in the case of Term Benchmark Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans, (ii) upon at least three U.S. Government Securities Business Days’ notice to the Administrative Agent, prepay any Group of Term Benchmark Loans, or (iii) on any Domestic Business Day, upon notice to the Administrative Agent not later than 11:00 a.m. (New York City time) on such Domestic Business Day, prepay any Swingline Loan, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of
$1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment~~; provided that prior to the Maturity  Date with respect to 2026 Loans, all optional prepayments of Loans made  pursuant to this paragraph shall be applied to the 2026 Loans and 2028  Loans on a pro rata basis~~. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans. For the avoidance of doubt, the Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Bank thereof.
(b)    [Reserved].
(c)    Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.
Section 2.13. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans or L/C Obligations and of amount paid such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.16(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.16(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.16(g) shall not be construed to require indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.
(h)    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(i)    Survival. Each party’s obligations under this Section 2.16 shall survive any assignment of rights by, or the replacement of, a Bank Party, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement or the Notes.
Section 2.17. Increase of Commitments. (a) Upon at least five days’ prior notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000; provided that (i) such increase may be effected by increasing ~~either~~ the ~~2026~~2029 Commitments ~~(prior  to the 2026 Commitment Termination Date) or the 2028 Commitments or  both~~, so long as such increase satisfies all terms and conditions herein, including, but not limited to, this Section 2.17, (ii) the amount of such increase when added to the aggregate amount of all such prior increases in the Commitments hereunder (including by way of creating new Commitments), on or after the Amendment Effective Date, does not exceed the sum of $~~500,000,000~~750,000,000 and the amount of any Commitments terminated by the Borrower pursuant to Section 2.19(c) and (iii) the total aggregate amount of Commitments hereunder does not, at any time, exceed $~~2,200,000,000~~2,450,000,000.
(b)    Any such increase in the Commitments (the “Incremental Commitments”) hereunder shall apply, at the option of the Borrower, (x) to the Commitment of one or more Banks; provided that (i) the Administrative Agent, each Issuing Bank and each Bank the Commitment of which is to be increased shall consent to such increase, (ii) the amount set forth on the Commitment respective Issuing Bank (w) the Letter of Credit to be amended; (x) the proposed date of amendment thereof (which shall be a Domestic Business Day); (y) the nature of the proposed amendment; and (z) such other matters as such Issuing Bank may require. Additionally, the Borrower shall furnish to the Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Issuing Bank or the Administrative Agent may reasonably require; provided that furnishing such documents shall not adversely affect the timing of such Letter of Credit issuance or amendment.
(ii)    Promptly after receipt of any Letter of Credit Application, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Letter of Credit can be issued, and if the Administrative Agent ~~has received~~requests, such Issuing Bank shall provide a copy of such Letter of Credit Application ~~from the Borrower  and, if not, such Issuing Bank will provide~~to the Administrative Agent ~~with a copy thereof~~. Unless such Issuing Bank has received written notice from ~~any Bank,~~ the Administrative Agent or the Borrower, at least one (1) Domestic Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 3 shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, make an L/C Credit Extension for the account of the Borrower, its Consolidated Entities, its Members or any member of its Consolidated Entities, or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the making of each L/C Credit Extension, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such L/C Credit Extension in an amount equal to the product of such Bank’s Pro Rata Share times the amount of such L/C Credit Extension ~~(calculated after the Maturity Date with respect to  the 2026 Commitments, only by reference to the 2028 Facility)~~.
(iii)    If the Borrower so requests in any applicable Letter of Credit Application, (i) upon the expiration of the initial term of each Letter of Credit, such Letter of Credit shall terminate or (ii) upon the expiration of the initial and each successive term of each Letter of Credit, such Letter of Credit shall then be automatically extended for successive one-year terms (each such automatically extending Letter of Credit, an “Auto-Extension Letter of Credit”), except that the last term in each case shall in any event expire not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided that any such Auto-Extension Letter of Credit must permit such Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) or upon notice to such Issuing Bank by this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
~~(m) Reallocation of Risk Participations. On the 2026 Commitment Termination Date, all risk participations with respect to Letters of Credit issued on or prior to the 2026 Commitment Termination Date, and all obligations to make Loans or reimburse the relevant Issuing Bank for any amount drawn under such Letters of Credit, shall be reallocated to the 2028 Banks in accordance with their Pro Rata Share of the 2028 Facility; provided that (i) no such reallocation shall occur if any Default or Event of Default shall have occurred and be continuing (and each 2026 Bank shall continue to be entitled to its Pro Rata Share of the Letter of Credit Fees) and (ii) such reallocation shall only be effected to the extent that it would not result in the 2028 Credit Exposure of any 2028 Bank exceeding such Bank’s 2028 Commitments (and any portion of the risk participation or other obligation not reallocated as a result of this clause (ii) shall terminate on the 2026 Commitment Termination Date).~~
~~Section 2.21. 2026 Conversions. Notwithstanding anything to the contrary in this Agreement, subject to the consent of the Administrative Agent and the Issuing Bank, such consent not to be unreasonably withheld, conditioned or delayed and pursuant to an offer (a “2026 Conversion Offer”) made by the Borrower after the Amendment Effective Date to any 2026 Bank, the Borrower is hereby permitted to consummate from time to time transactions with individual 2026 Banks that accept such 2026 Conversion Offer to convert all (but not less than all) of such accepting 2026 Bank’s 2026 Commitment and 2026 Credit Exposure to an equal principal amount of a 2028 Commitment and 2028 Credit Exposure (a “2026 Conversion”). Upon the effectiveness of any such 2026 Conversion, (i) such accepting 2026 Bank shall become a 2028 Bank, (ii) such accepting 2026 Bank’s 2026 Commitments shall become 2028 Commitments in an aggregate principal amount equal to such accepting 2026 Bank’s 2026 Commitments and (iii) such accepting 2026 Bank’s 2026 Credit Exposure shall become a 2028 Credit Exposure in an aggregate principal amount equal to such accepting 2026 Bank’s 2026 Credit Exposure. In connection with any 2026 Conversion, the Borrower shall provide the Administrative Agent and Issuing Bank at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing~~, rounding and ~~other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such conversion), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section.~~
Section 2.21. ~~Section 2.22.~~ Extension of Commitment Termination Date. (a) The Borrower may, at any one time in any calendar year, by notice to the Administrative Agent (which shall promptly notify the Banks) not later than 30 days prior to the proposed Extension Date (as defined below), and on not more than two occasions following the ~~Second~~Third Amendment Effective Date, request that each ~~2028~~2029 Bank extend such ~~2028~~2029 Bank’s ~~2028~~2029 Commitment Termination Date for an additional one year after the ~~2028~~2029 Commitment Termination Date then in effect for such ~~2028~~2029 Bank hereunder (the “Existing Commitment Termination Date”); provided, however, that the Extended Commitment Termination Date shall not be more than five (5) years later than the applicable Extension Date.
(b)    In the event it receives a notice from the Administrative Agent pursuant to ~~Section 2.22(a)~~Section 2.21(a), each ~~2028~~2029 Bank, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the applicable Extension Date and not later than the date (the “Bank Extension Notice Date”) that is 20 days prior to the applicable Extension Date, advise the Administrative Agent whether or not such ~~2028~~2029 Bank agrees to such extension (and each Bank that determines not to so extend its Existing Commitment Termination Date (a “Non-Extending Bank”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Bank Extension Notice Date)), and any ~~2028~~2029 Bank that does not so advise the Administrative Agent on or before the Bank Extension Notice Date shall be deemed to be a Non-Extending Bank. The election of any Bank to agree to any such extension shall not obligate any other Bank to so agree.
(c)    The Administrative Agent shall notify the Borrower of each Bank’s determination (or deemed determination) under this Section no later than the date that is 15 days prior to the applicable Extension Date, or, if such date is not a Domestic Business Day, on the next preceding Business Day (the “Specified Date”).
(d)    The Borrower shall have the right on or before the fifth Domestic Business Day after the Specified Date (the “Extension Date”) to replace each Non-Extending Bank (i) with an existing ~~2028~~2029 Bank, and/or (ii) by adding as “Banks” under this Agreement in place thereof, one or more Persons (each Bank in clauses (i) and (ii), an “Additional Commitment Bank”), each of which Additional Commitment Banks shall be an Assignee and shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the Extension Date, undertake a Commitment (and, if any such Additional Commitment Bank is already a Bank, its Commitment shall be in addition to such Bank’s Commitment hereunder on such date); provided that the aggregate amount of the Commitments for all Additional Commitment Banks shall be no more than the aggregate amount of the Commitments of all Non-Extending Banks; provided, further, that the existing ~~2028~~2029 Banks shall have the right to increase their Commitments up to the amount of the

Non-Extending Banks’ Commitments before the Borrower shall have the right to substitute any other Person for any Non-Extending Bank.
(e)    If (and only if) the aggregate amount of the Commitments of the Banks that have agreed to extend their Existing Commitment Termination Dates plus the aggregate additional Commitments of the Additional Commitment Banks shall be more than 50% of the aggregate amount of the Commitments in effect immediately prior to the Specified Date, then, effective as of the Extension Date, the Existing Commitment Termination Date of each ~~2028~~2029 Bank agreeing to an extension and of each Additional Commitment Bank shall be extended to the date that is one year after the Existing Commitment Termination Date, and each Additional Commitment Bank shall thereupon become a “Bank” for all purposes of this Agreement.
(f)    Notwithstanding the foregoing, the extension of any ~~2028~~2029 Bank’s Existing Commitment Termination Date (and the accession of each Additional Commitment Bank) pursuant to this Section shall be effective on the Extension Date only if (i) the following statements shall be true: (A) no Default or Event of Default has occurred and is continuing, or would result from the extension of the Existing Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension), and (ii) on or prior to the Extension Date the Administrative Agent shall have received the following, each dated the Extension Date and in form and substance satisfactory to the Administrative Agent: (1) a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Chief Accounting Officer, an Assistant Secretary-Treasurer~~, the Controller~~  or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Extension Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance, (2) a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with the extension of the Existing Commitment Termination Date are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it, (3) an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit C hereof, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations and (4) such other documents reasonably requested by the Administrative Agent in connection with any such transaction.
(g)    Subject to subsection (e) above, the Commitment of any Non-Extending Bank that has not been replaced pursuant to subsection (d) above shall (i)

automatically terminate on its Existing Commitment Termination Date or (ii) at the option of the Borrower, with respect to the Commitments of all Non-Extending Banks that have advised the Borrower of their unwillingness to agree to an extension in response to a notice delivered pursuant to ~~Section  2.22(a)~~Section 2.21(a), terminate on any anniversary of November 28, 2022 (each, an “Anniversary Date”) occurring prior thereto (in each case without regard to any extension by any other Bank); it being understood and agreed that such Non-Extending Bank’s participations in Letters of Credit outstanding on such Existing Commitment Termination Date or such Anniversary Date, as the case may be, shall terminate thereon and any and all fees and expenses owed to each Non-Extending Bank as of that date shall be paid by the Borrower to such Non-Extending Bank.
Section 2.22. ~~Section 2.23.~~ Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance on the agreements of the ~~2028~~2029 Banks set forth in this Section, will make Swingline Loans to the Borrower from time to time on any Domestic Business Day, in an aggregate principal amount that will not result in (i) the Credit Exposure of any ~~2028~~2029 Bank exceeding its Commitment, (ii) the total ~~2028~~2029 Credit Exposures exceeding the total ~~2028~~2029 Commitments or (iii) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Sublimit; provided, further, that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
(b)    Each Swingline Borrowing shall be made upon the Borrower’s notice to the Swingline Lender and the Administrative Agent. Each such notice shall be in the form of a written Swingline Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower, or may be given by telephone (if promptly confirmed in writing by delivery of such a written Swingline Borrowing Request consistent with such telephonic notice) and must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. (New York City time) on the date of the requested Swingline Borrowing, and such notice shall specify (i) the amount to be borrowed, which shall be in a minimum of $5,000,000 or a larger multiple of $1,000,000, and (ii) the date of such Swingline Borrowing (which shall be a Domestic Business Day). Subject to the terms and conditions set forth herein, such Swingline Lender shall make each Swingline Loan available to the Borrower by credit to the Borrower’s account with such Swingline Lender or by wire transfer in accordance with instructions provided to (and reasonably acceptable to) the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an L/C Credit Extension as provided in Section 2.01(c), by remittance to the respective Issuing Bank), not later than 3:00 p.m. (New York City time) on the requested date of such Swingline Loan.

(c)    (i) Immediately upon the making of a Swingline Loan by the Swingline Lender, and without any further action on the part of the Swingline Lender or the ~~2028~~2029 Banks, the Swingline Lender hereby grants to each Lender, and each ~~2028~~2029 Bank hereby acquires from the Swingline Lender, a participation in such Swingline Loan equal to such ~~2028~~2029 Bank’s Pro Rata Share of the amount of such Swingline Loan. The Swingline Lender may, by written notice given to the Administrative Agent not later than 1:00 p.m. (New York City time), on any Domestic Business Day, require the ~~2028~~2029 Banks to fund participations on the Domestic Business Day in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which ~~2028~~2029 Banks will fund such participations. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each ~~2028~~2029 Bank, specifying in such notice such ~~2028~~2029 Bank’s Pro Rata Share of each such Swingline Loan. Each ~~2028~~2029 Bank hereby absolutely, unconditionally and irrevocably agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for the account of the Swingline Lender, such ~~2028~~2029 Bank’s Pro Rata Share of each such Swingline Loan. Each ~~2028~~2029 Bank acknowledges and agrees that its obligation to acquire and fund participations in Swingline Loans pursuant to this paragraph is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(ii)    The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan funded pursuant to the preceding paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan made by the Swingline Lender after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent. Any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the ~~2028~~2029 Banks that shall have made their payments pursuant to the preceding paragraph and to the Swingline Lender, as their interests may appear, provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.
(d)    The Swingline Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the ~~2028~~2029 Banks and the Borrower. After the resignation of a Swingline Lender hereunder, the retiring Swingline Lender

(f)    receipt by the Administrative Agent and the Syndication Agent (or their respective assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses for which invoices have been presented, on or before the Amendment Effective Date;
(g)    receipt by the Administrative Agent and the Banks of all documentation and other information requested by the Administrative Agent or such Bank and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56); and
(h)    receipt by the Administrative Agent of all documents the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.
The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
Section 3.02. [Reserved]
Section 3.03. Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing, the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto-Extension Letter of Credit in accordance with the original terms thereof) and the obligation of the Swingline Lender to make a Swingline Loan on the occasion of any Swingline Borrowing is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:
(a)    The Amendment Effective Date shall have occurred on or prior to November 15, 2022, the First Amendment Effective Date shall have occurred on or prior to November 20, 2023 ~~and~~, the Second Amendment Effective Date shall have occurred on or prior to December 5, 2024 and the Third Amendment Effective Date shall have occurred on or prior to November 12, 2025;
(b)    receipt by the Administrative Agent of a Notice of Borrowing or a Swingline Borrowing Request, as applicable, as required by Section 2.02 or 2.03, as the case may be;
(c)    the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;

(d)    Prior to the Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement);
(e)    the fact that no Default shall have occurred and be continuing;
(f)    the fact that the representations and warranties of the Borrower (in the case of a Borrowing, L/C Credit Extension or Swingline Borrowing, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date) (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such Borrowing or L/C Credit Extensions); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the ~~Second~~Third Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and
(g)    the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture (except with respect to the 1994 Indenture) shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection
(v)    above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).
Each Borrowing, L/C Credit Extension or Swingline Loan hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.

(i)    as soon as available and in any event within 60 days after the close of each of the first three quarters of each fiscal year of the Borrower, as at the end of, and for the period commencing at the end of the previous fiscal year and ending with, such quarter, unaudited consolidated balance sheets of the Borrower and its Consolidated Entities and the related unaudited consolidated statements of operations, changes in equity and cash flow of the Borrower and its Consolidated Entities for such quarter and for the portion of the Borrower’s fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation in accordance with U.S. GAAP in all material respects and consistency (except for changes concurred in by the Borrower’s independent public accountants) by the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, or an Assistant Secretary-Treasurer ~~or the  Controller~~ of the Borrower;
(ii)    as soon as practicable and in any event within the earlier of (i) two Domestic Business Days after filing with the Securities and Exchange Commission and (ii) 120 days after the close of each fiscal year of the Borrower, as at the end of and for the fiscal year just closed, consolidated balance sheets of the Borrower and its Consolidated Entities and the related consolidated statements of operations, changes in equity and cash flow for such fiscal year for the Borrower and its Consolidated Entities, all in reasonable detail and certified (without any qualification as to the scope of the audit) by KPMG LLP or other independent public accountants of nationally recognized standing selected by the Borrower, who shall have audited the books and accounts of the Borrower for such fiscal year;
(iii)    with reasonable promptness, copies of all regular and periodical reports (including Current Reports on Form 8-K) filed with, or furnished to, the Securities and Exchange Commission;
(iv)    promptly after the public announcement of, or promptly after receiving a written notice of, a change (whether an increase or decrease) in any rating issued by either S&P, Moody’s or Fitch, solely to the extent that the Borrower is then under an existing contract with such agency for the provision of ratings information pertaining to any securities of, or guaranteed by, the Borrower or any of its Subsidiaries or affiliates, a notice setting forth such change; and
(v)    with reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower or any of its Subsidiaries or any Joint Venture as any Bank may, from time to time, reasonably request, including, without limitation, with respect to the performance and observance by the Borrower of the covenants and conditions contained in this Agreement.
Reports or financial information required to be delivered pursuant to clauses (b)(i), (b)(ii) and (b)(iii) of this Section 5.03 shall be deemed to have been delivered on the date on which the Borrower posts such reports or financial information on the Borrower’s website (www.nrucfc.org) or at such other website as may be notified to the Administrative Agent and the Banks or when such reports or financial information are posted on the SEC’s website at www.sec.gov; provided, that the Borrower shall deliver paper copies of the reports or financial information required to be delivered pursuant to clauses (b)(i), (b)(ii) and (b)(iii) of this Section 5.03 to the Administrative Agent, if so requested by any Bank to the Administrative Agent, until written notice to cease delivering such paper copies is given by such Bank to the Administrative Agent.
Section 5.04. Default Certificates. Concurrently with each financial statement delivered to the Administrative Agent pursuant to clauses (i) and (ii) of Section 5.03(b), the Borrower will furnish to the Administrative Agent a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, the Vice President, Capital Markets Relations, or an Assistant Secretary-Treasurer ~~or the Controller~~ of the Borrower to the effect that the review of the activities of the Borrower during such year or the portion thereof covered by such financial statement and of the performance of the Borrower under this Agreement has been made under his supervision and that to the best of his knowledge, based on such review, there exists no event which constitutes a Default or an Event of Default under this Agreement or, if any such event exists, specifying the nature thereof, the period of its existence and what action the Borrower has taken and proposes to take with respect thereto, which certificate shall set forth the calculations or other data required to establish compliance with the provisions of Section 5.09 and Sections 5.12 through 5.14, inclusive, at the end of such fiscal quarter or fiscal year, as the case may be. The Borrower further covenants that upon any such officer of the Borrower obtaining knowledge of any Default or Event of Default under this Agreement, it will forthwith, and in no event later than the close of business on the fourth (4th) Domestic Business Day immediately after the day such knowledge is obtained, deliver to the Administrative Agent a statement of any officer referred to above specifying the nature and the period of existence thereof and what action the Borrower has taken and proposes to take with respect thereto.
Section 5.05. Notice of Litigation and Defaults. The Borrower will promptly give written notice to the Administrative Agent of (i) any action, proceeding or claim of which the Borrower may have notice, which may be commenced against the Borrower or any Subsidiary in which the amount involved is $50,000,000 or more and is not covered in full by insurance or as to which any insurer has disclaimed liability; and (ii) any default by the Borrower or any Subsidiary or event or condition known to the Borrower which with the giving of notice or lapse of time, or both, would constitute a default, with respect to any payment or

ARTICLE 9
Miscellaneous

Section 9.01. Notices. (a) All notices, requests, directions, consents, approvals and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or other electronic submission or similar writing) and shall be given to such party (subject to subparagraph (b) below):
(w)    in the case of the Borrower:
National Rural Utilities Cooperative Finance Corporation 20701 Cooperative Way
Dulles, Virginia 20166
Attn: Capital Markets Relations Phone: (703) 467-1628
Fax: (703) 467-5178
Email: BankingRelations@nrucfc.coop

with a copy to:

National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, Virginia 20166 Attn: General Counsel
Phone: (703) 467-1782
Fax: (703) 467-5651
Email: Nathan.Howard@nrucfc.coop

(x)    in the case of the Administrative Agent: at its address, email address, telephone number, or telecopier number as the Administrative Agent may hereafter specify in writing to the Borrower.
(y)    if to an Issuing Bank, to it at the address separately provided to the Borrower; if to any of Swingline Lenders, at the address separately provided to the Borrower; (aa) in the case of any Bank, at its address, email address or telecopier number set forth in its Administrative Questionnaire or (~~z~~bb) in the case of any other party, such other address, email address or telecopier number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request, direction, consent, approval or other communication shall be effective (i) if given by facsimile transmission or other electronic submission, when such facsimile transmission or other electronic submission is transmitted to the facsimile number or email address specified in this Section and receipt is confirmed or (ii) if given by any other means, when delivered or received at the address specified in this Section; provided that (A) notices to the Administrative Agent under Article 2 or Article 8 shall also be confirmed by telephone call and shall not be effective until received and (B) any communications deemed received hereunder must have been received during the information on terms substantially similar to those of this Section as if it were a “Bank” party hereto, (e) right to disclose such Confidential Information to any actual or potential insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage and (f) right to disclose Confidential Information to its affiliates if such affiliate agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section. Notwithstanding the foregoing, any such information supplied to a Bank Party, Participant, prospective Participant or prospective Assignee under this Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge other than as a result of a breach of this Section by such Person. For the avoidance of doubt, nothing herein prohibits any Person from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory or self-regulatory authority in accordance with applicable whistleblower laws.
Section 9.13. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 9.14. USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Act. Borrower will promptly provide such information and documentation reasonably requested by the Administrative Agent or any Bank for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.
Section 9.15. [Reserved]
Section 9.16. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement or any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Agreement may be subject to the Write-Down and Conversion Powers of a Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other agreement, arrangement or understanding among any such parties or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
Section 9.17. Borrower Communications.

(a)    The Administrative Agent, the Banks and the Issuing Banks agree that, pursuant to procedures approved by the Administrative Agent, the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). As used in this Section 9.17, “Borrower Communications” means, collectively, any borrowing request, interest rate election, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Bank pursuant to this Agreement or the transactions contemplated therein which is distributed by the Borrower to the Administrative Agent through an Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the Administrative Agent.
(b)    Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Third Amendment Effective Date, a user ID/password authorization system), each Bank, each Issuing Bank, and the Borrower acknowledges and agrees that (i) the distribution of material through an electronic medium is not necessarily secure, (ii) the Administrative Agent is not responsible for approving or vetting administrators, representatives, or contacts of the Borrower added to the Approved Borrower Portal, and (iii) there may be confidentiality and other risks associated with such distribution. Each Bank, each Issuing Bank, and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution.
(c)    THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES DO NOT

WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL.

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EXISTING COMMITMENT SCHEDULE

Institution Bank	Commitment Prior to the ~~Second~~Third Amendment Effective Date	Loans Outstanding on the ~~Second~~Third Amendment Effective Date
JPMorgan Chase Bank, N.A.	$150,000,000.00	$0
Mizuho Bank ~~(USA)~~, Ltd.	$150,000,000.00	$0
PNC Bank, National Association	$150,000,000.00	$0
Royal Bank of Canada	$150,000,000.00	$0
~~The~~Truist Bank ~~of Nova Scotia~~	$150,000,000.00	$0
~~MUFG~~U.S. Bank~~, Ltd.~~  National	$~~100,000,000.00~~150 ,000,000.00	$0
Association	,000,000.00
KeyBank National Association	$180,000,000.00	$0
~~PNC~~MUFG Bank, ~~National~~ 	$150,000,000.00	$0
~~Association~~Ltd.
~~U.S.~~The Bank ~~National Association~~of	$150,000,000.00	$0
Nova Scotia
~~Truist~~Regions Bank	$~~150,000,000.00~~125 ,000,000.00	$0
~~Regions~~M&T Bank	$~~125,000,000.00~~75,	$0
	,000,000.00
~~Total:~~The Huntington National Bank	$~~1,455,000,000.00~~7,	$0
	5,000,000.00
First National Bank of Pennsylvania	$50,000,000.00	$0
Total:	$1,705,000,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE
Commitment Schedule
~~2026~~2029 Banks	Commitment

~~The Bank of Nova Scotia~~	~~$150,000,000.00~~
~~Total:~~	~~$150,000,000.00~~
~~2028 Banks~~	~~Commitment~~
JPMorgan Chase Bank, N.A.	$150,000,000.00
Mizuho Bank, Ltd.	$150,000,000.00
~~Royal~~PNC Bank ~~of Canada~~, National Association	$150,000,000.00
~~KeyBank National Association~~Royal Bank of Canada	$~~180,000,000.00~~15 0,000,000.00
~~PNC~~Truist Bank~~, National Association~~	$150,000,000.00
U.S. Bank National Association	$150,000,000.00
KeyBank National Association	$180,000,000.00
~~Truist~~BMO Bank N.A.	$150,000,000.00
MUFG Bank, Ltd.	$150,000,000.00
The Korea Development Bank, New York Branch	$100,000,000.00
~~Regions~~The Huntington National Bank	$~~125,000,000.00~~75, 000,000.00
M&T Bank~~**~~	$75,000,000.00
~~The Huntington National~~Regions Bank~~**~~	$75,000,000.00
First National Bank of Pennsylvania~~**~~	$50,000,000.00
Total~~:~~	$~~1,555,000,000.00~~ 1,755,000,000.00

Commitment Schedule

EXISTING LETTERS OF CREDIT
L/C# TFTX-374881 – Deseret Generation & Transmission Cooperative Beneficiary: Rockwood Casualty Insurance Company
Amount: $2,000,000
Effective Date: October 16, 2012
Expiration Date: December 31, 2025

L/C#-NUSGS055607 – 1803 Electric Cooperative Beneficiary: Merrill Lynch Commodities, Inc.
Amount: $5,000,000
Effective Date: February 3, 2025
Expiration Date: January 30, 2026

Existing Letters of Credit

PRICING SCHEDULE
The “Term Benchmark Margin”, the “Base Rate Margin” and the “Facility Fee Rate” for the Borrower at any date are the respective percentages set forth below in the applicable row and column based upon the Status of the Borrower that exists on such date, for ~~each of the 2026 Facility and 2028~~the 2029 Facility.

Status	Level I	Level II	Level III	Level IV	Level V
Term Benchmark Margin	0.6900%	0.8000%	0.9000%	1.0000%	1.1000%
Base Rate Margin	0%	0%	0%	0%	0.1000%
Facility Fee Rate	0.0600%	0.0750%	0.1000%	0.1250%	0.1500%

For purposes of this Pricing Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Pricing Schedule:
“Fitch” means Fitch Ratings, Inc.
“Level I Status” exists at any date if, at such date, the Borrower’s Unsecured Long-Term Debt is rated AA- or higher by S&P, Aa3 or higher by Moody’s or AA- or higher by Fitch.
“Level II Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A+ or higher by S&P, A1 or higher by Moody’s or A+ or higher by Fitch, and (ii) Level I Status does not exist.
“Level III Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A or higher by S&P, A2 or higher by Moody’s or A or higher by Fitch, and (ii) Level II Status does not exist.
“Level IV Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A- or higher by S&P, A3 or higher by Moody’s or A- or higher by Fitch, and (ii) Level III Status does not exist.
“Level V Status” exists at any date if, at such date, neither Level I Status, Level II Status, Level III Status or Level IV Status exists.
“Moody’s” means Moody’s Investors Services, Inc.
“Rating Agencies” means each of S&P, Moody’s and Fitch.
“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, or any successor thereto.
Pricing Schedule

EXHIBIT C
OPINION OF GENERAL COUNSEL OF THE BORROWER
~~December 5~~November 12, ~~2024~~2025
To the Administrative Agent and each of the Banks party
to the Revolving Credit Agreement referred to below
c/o JPMorgan Chase Bank, N.A.
1111 Fannin Street, 10th Floor
Houston, TX 77002

Ladies and Gentlemen:
Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended by the ~~Amendment  No. 2~~Amendments (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents, (ii) that certain Amendment No. 1 dated as of November 20, 2023 (“Amendment No. 1”) by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents, (iii) that certain Amendment No. 2 dated as of December 5, 2025 (“Amendment No. 2”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents~~.~~  and (~~iii~~iv) that certain Amendment No. ~~2~~3 dated as of ~~December 5,  2024~~November 12, 2025 (“Amendment No. ~~2~~3” and together with Amendment No. 1 and Amendment No. 2, the “Amendments”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents. I, Nathan Howard, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section 7(b) of the Amendment No. ~~2~~3. Terms defined in the Extended Agreement are used herein as therein defined.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.
Upon the basis of the foregoing, I am of the opinion that:
1.    The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower.
2.    The Borrower has the corporate power and authority to execute and deliver the Amendment No. ~~2~~3 and each of the Notes dated the date hereof (the “Subject Notes”) and carry out the terms and provisions of the Amendment No.~~2~~ 3, the Extended Agreement and the Subject Notes. The Amendment No. ~~2~~3 and the Subject Notes have been duly and validly authorized, executed and delivered by the Borrower.1
3.    There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against or affecting the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the Extended Agreement or the Subject Notes.
4.    No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution or delivery by the Borrower

____________________
1 The opinion with respect to the enforceability of the Amended and Restated Revolving Credit Agreement under New York law shall be provided by Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations.

of the Amendment No.~~2~~ 3 or the Subject Notes or performance by the Borrower of the Amendment No. ~~2~~3, the Extended Agreement or the Subject Notes.
5.    The holders of the Borrower’s Members’ Subordinated Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.
6.    Neither the Borrower nor any Consolidated Entity is in default in any material respect under any material agreement or other instrument to which it is a party or by which it or its property or assets is bound. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such agreement or other instrument. Neither the execution and delivery of the Amendment No. ~~2~~3 or the Subject Notes, nor the consummation of any of the transactions therein contemplated or in the Extended Agreement, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be inconsistent with, or will result in any material breach of, any of the material terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Subject Notes.
7.    The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default (within the meaning of such term as defined in any Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provisions of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture. The borrowings by the Borrower contemplated by the Extended Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, any Indenture.

EXHIBIT F

FORM OF NOTICE OF SWINGLINE
BORROWING
TO:

FROM:

DATE:

RE:

JPMorgan Chase Bank, N.A., (“JPMorgan” or “you”), as Administrative Agent and Swingline Lender (each, here and hereafter as defined in the Amended and Restated Revolving Credit Agreement (as defined below)).

National Rural Utilities Cooperative Finance Corporation, a
not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”, “we” or “us”).

    , 20    .

That certain Amended and Restated Revolving Credit Agreement, dated as of October 20, 2022 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Amended and Restated Credit Agreement”), by and among the Borrower, National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), the Banks (as defined therein) from time to time party thereto, and JPMorgan, as Administrative Agent, Swingline Lender and Initial Issuing Bank (each, as defined therein). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Amended and Restated Revolving Credit Agreement.

_________________________________________________________________________
Ladies and Gentlemen:

This Notice of Swingline Borrowing (this “Notice”) constitutes a Notice of Swingline Borrowing. The Borrower hereby irrevocably requests a Borrowing of a Swingline Loan pursuant to Section ~~2.23~~2.22(a) of the Amended and Restated Revolving Credit Agreement, and, in connection therewith, the Borrower specifies the following information with respect to the Borrowing of a Swingline Loan irrevocably requested hereby:
F-1